UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 28, 2022
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Cactus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02.

On May 4, 2022, Cactus, Inc. (the “Company”) issued a press release announcing its results for the first quarter ended March 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by reference.

The information being furnished pursuant to this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on March 17, 2022, David J. Isaac, our General Counsel, Vice President of Administration and Secretary, notified the Company of his intention to retire. On April 28, 2022, Mr. Isaac notified us that his retirement would become effective on May 20, 2022.

The Company has appointed William Marsh to succeed Mr. Isaac as its General Counsel, Vice President of Administration and Secretary upon Mr. Isaac’s retirement. Mr. Marsh is expected to join the Company on May 16, 2022.

Mr. Marsh has been of counsel with the law firm of Bracewell LLP since 2021. Mr. Marsh previously was the Chief Legal Officer of Baker Hughes Company from 2017 until 2020. He served as the Vice President and General Counsel of Baker Hughes Incorporated from 2013 to 2017. Prior to that he held various executive, legal and corporate roles within Baker Hughes Incorporated. Mr. Marsh was a partner with the law firm of Ballard Spahr prior to joining Baker Hughes. Mr. Marsh obtained a Bachelor of Science in Accounting in 1985 and a Juris Doctor in 1989 from Brigham Young University.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Cactus, Inc. dated May 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

May 4, 2022	By:	/s/ Stephen Tadlock
Date	Name:	Stephen Tadlock
	Title:	Vice President, Chief Financial Officer and Treasurer

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